                                                                   Exhibit 10.21


                                STREAMLINE, INC.

                                    AGREEMENT



         This Agreement (this "Agreement"), dated as of September 18, 1998, is by and among Streamline, Inc., a Delaware corporation (the "Company") and the holders of record (the "Purchasers") of the Company's Senior Discount Notes due April 15, 2001 (the "Senior Discount Notes") and of Common Stock Purchase Warrants (the "Warrants") to purchase up to an aggregate of 850,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock").

         WHEREAS, the Company and the Purchasers entered into (i) a certain Securities Purchase Agreement, dated April 15, 1998 (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"), pursuant to which the Purchasers agreed to purchase (A) up to $7,700,000 aggregate principal amount of Senior Discount Notes and (B) the Warrants, (ii) a certain Warrant Agreement, dated April 15, 1998 (the "Warrant Agreement"), and (iii) a certain Registration Rights Agreement, dated April 15, 1998 (the "Registration Rights Agreement");

         WHEREAS, pursuant to the Warrant Agreement, 52.9412% of the Base Amount of each Warrant became immediately vested and exercisable and the remainder of the Base Amount of each Warrant vested and became exercisable upon terms and conditions associated with the Company's inability to meet certain capital financing objectives; and

         WHEREAS, the Company and Nordstrom, Inc., a Washington corporation, ("Nordstrom") propose to enter into a Stock Purchase Agreement substantially in the form attached hereto as EXHIBIT A (the "Stock Purchase Agreement") pursuant to which Nordstrom intends to purchase 228,570 shares (the "Series D Preferred Shares") of the Company's Series D Convertible Preferred Stock, which preferred stock shall have the powers, designations, preferences and privileges as set forth in the form of Certificate of Amendment of Certificate of Incorporation of the Company, substantially in the form attached hereto as EXHIBIT B (the "Series D Preferred");

         NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree, subject to, conditional upon and effective simultaneously with the sale and issuance by the Company of the Series D Preferred Shares to Nordstrom, pursuant to the Stock Purchase Agreement, as follows:

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                                      -2-


I.       ISSUANCE OF COMMON STOCK.

         Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to each Purchaser and each of the Purchasers agrees to purchase from the Company the number of shares (the "Shares") of Common Stock set forth opposite such Purchaser's name on SCHEDULE 1 attached hereto, in consideration for each Purchaser's (i) paying to the Company the amount set forth opposite such Purchaser's name on SCHEDULE 1 attached hereto,
(ii) agreeing to the amendment to the Warrant Agreement specified in Section III below and (iii) agreeing to the amendment to the Registration Rights Agreement specified in Section IV below. Such shares shall be registered in the name of each Purchaser or its nominee as indicated on SCHEDULE 1.

II.      APPROVAL AND AGREEMENT OF PURCHASERS.

         Subject to the terms and conditions set forth herein, each Purchaser hereby:

         (i) approves the sale and issuance by the Company of the Series D Preferred Shares to Nordstrom pursuant to the Stock Purchase Agreement, and any issuance by the Company of shares of Series D Preferred in payment of any dividend on, and shares of Common Stock issuable upon conversion of, the Series D Preferred Shares, and

         (ii) agrees that such sale and issuances satisfy the Company's obligations pursuant to subsections (b) and (c) of Section 2.2 of the Warrant Agreement and subsections (a) and (b) of Section 7.24 of the Securities Purchase Agreement.

III.     WARRANT AGREEMENT.

         Subject to the terms and conditions set forth herein (and, in any event, with respect to clause (ii) below, upon satisfaction of Subparagraph 1.(c) of Section VII of this Agreement,) the Warrant Agreement is hereby amended by:

         (i) deleting subparagraphs (b), (c) and (d) in their entirety and replacing them with the following:

                  (b) No Warrant Certificate shall become vested or exercisable for more than 52.9412% of the Base Amount of such Warrant Certificate, and

         (ii) deleting the third, fourth and fifth sentence of Section 2.4 in their entirety.

IV.      REGISTRATION RIGHTS AGREEMENT

         Subject to the terms and conditions set forth herein, the Registration Rights Agreement is hereby amended by deleting the definition of "Registrable Shares" in its entirety and replacing it with the following:

         "Registrable Shares shall mean, with respect to each Investor (or its Permitted Transferee), (i) any or all of the shares of Common Stock issued upon exercise of those certain warrants issued by the Company to such Investor on the date hereof, and (ii) the 10,000 shares of Common Stock issued pursuant to that certain Agreement, dated as of September 18, 1998, by and among the Company and the Purchasers.

V.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to the Purchasers on the date hereof and on the date (the "Closing Date") that all of the conditions set forth this Section VII of this Agreement are satisfied (the "Closing") as follows:

         1. ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware, and it has the requisite power and authority (corporate and other) to own and hold its properties and assets, and to carry on its business as conducted or proposed to be conducted. The Company has requisite power and authority to execute, deliver and perform this Agreement and to sell, issue, and deliver the Shares to the Purchasers. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not materially adversely affect the operations or financial condition of the Company

         2. AUTHORIZATION OF AGREEMENTS, ETC.

            (a)(i) Each of (i) the execution, delivery and performance by the Company of this Agreement and (ii) the issuance, sale, and delivery of the Shares to the Purchasers in accordance with the terms hereof have been duly authorized by the board of directors and stockholders of the Company, as necessary, and will not (with due notice or lapse of time or both) violate any provision of law, rule, or regulation, any order of any court or other agency of government, the Certificate of Incorporation of the Company or the By-Laws of the Company, each as amended to date and as of the date hereof, or any provision of any indenture, mortgage, note, deed of trust, agreement, or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under the Certificate of Incorporation or By-Laws of the Company, each as amended to date and as of the date hereof, or any such indenture, mortgage, note, deed of trust, agreement, or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

            (b) The issuance, sale and delivery of the Shares in accordance with the terms hereof have been duly authorized by the board of directors and stockholders, as necessary, and, when issued in accordance with this Agreement, the Shares shall be validly issued, fully paid, and nonassessable. The issuance, sale, and delivery of the

Shares are not subject to any unwaived preemptive right of any stockholder of the Company or to any right of first refusal or other right in favor of any person.

         3. VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors, rights generally and except as the availability of equitable remedies may be limited by general principles of equity.

         4. PRIVATE OFFERING. No form of general solicitation or general advertising, including; but not limited to, advertisements, articles, notices or other communications, published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, was used by the Company or any of its Subsidiaries or any of the Company's or such Subsidiary's representatives, or, to the knowledge of the Company, any other Person acting on behalf of the Company or any or its Subsidiaries, in connection with the offering of the Shares being offered under this Agreement. During the six months prior to the Closing, neither the Company, any of its Subsidiaries nor any Person acting on the Company's or such Subsidiary's behalf has directly or indirectly offered any Shares, or any part thereof or any other similar securities, for sale to, or sold or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with any Person or Persons other than the Purchasers and other investors who the Company reasonably believed had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of purchasing the Shares. The Company further represents to the Purchasers that, assuming the accuracy of the representations of the Purchasers as set forth in Section V hereof, neither the Company, any of its Subsidiaries nor any Person acting on the Company's or such Subsidiary's behalf has taken or will take any action which would subject the issue and sale of the Shares to the provisions of
Section 5 of the Securities Act, except as contemplated by the Registration Rights Agreement. The Company has not sold the Shares to anyone other than the Purchasers designated in this Agreement.

         5. ABSENCE OF CERTAIN EVENTS. Other than in connection with the Stock Purchase Agreement, no event has occurred which would require the adjustment of the Exercise Price (as defined in the Warrant Agreement) pursuant to Article III of the Warrant Agreement or would require the Company to provide notice pursuant to Section 3.7 of the Warrant Agreement.

         DEFINED TERMS. All capitalized terms used in Sections V.4 and V.5 not defined herein shall have the meanings set forth in the Securities Purchase Agreement.

VI.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         The Purchaser represents and warrants to the Company on the date hereof and on the Closing Date, that:

         1. ACCREDITED INVESTOR: AUTHORIZATION, ETC. Each Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended, has the power and authority to enter into and perform this Agreement and to purchase the Shares.

         2. INVESTMENT KNOWLEDGE. Each Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the risks and merits of its investment in the Company and is capable of bearing the economic risks of such investment, including a complete loss of its investment.

         3. OPPORTUNITY TO DISCUSS. Each Purchaser has had an opportunity to discuss the business, management, and financial affairs of the Company with the Company's representatives.

         4. INVESTMENT INTENT. The Shares are being acquired for the Purchaser's own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof or interest therein.


VII.     CONDITIONS TO CLOSING.

         1. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS.

The obligations of the Purchasers to (i) purchase the Shares, (ii) approve and agree to issuance by the Company of the Series D Preferred Shares to Nordstrom, and (iii) amend the Warrant Agreement and (iv) amend the Registration Rights Agreement hereunder are subject to the satisfaction or waiver by the Purchasers of the following conditions prior to or contemporaneously with the Closing, unless otherwise indicated:

         (a) the representations and warranties made by the Company in this Agreement (except for such representations and warranties as are limited by their terms to an earlier specified date (which shall be true as of such date)) shall be true and correct in all material respects at and as of the Closing Date; and the Company shall have complied in all material respects with the agreements hereunder required to be performed by it at or prior to the Closing;

         (b) Nordstrom shall have purchased the Series D Preferred Shares pursuant to the Stock Purchase Agreement; and

         (c) the Company shall have paid the Redemption Price (as defined in the Securities Purchase Agreement) for all Senior Discount Notes held by Purchasers.

         2. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY

         The obligations of the Company to (i) issue and sell the Shares (ii) amend the Warrant Agreement and (iii) amend the Registration Rights Agreement pursuant to this Agreement are subject to the satisfaction or waiver by the Company of the condition that contemporaneously with the Closing the representations and warranties made by the Purchasers in this Agreement (except for such representations and warranties as are limited by their terms to an earlier specified date (which shall be true as of such date)) shall be true and correct in all material respects at and as of the Closing Date; and the Purchasers shall have complied in all material respects with the agreements hereunder required to be performed by it at or prior to the Closing.

VIII.    GENERAL PROVISIONS.

         1. RATIFICATION.

         Except to the extent amended by this Agreement, all of the terms, conditions and covenants of the Securities Purchase Agreement and the Warrant Agreement are hereby ratified and confirmed and shall remain in full force and effect.

         2. ENTIRE AGREEMENT.

         The Securities Purchase Agreement, the Warrant Agreement and this Agreement, together with the other writings referred to therein and herein and/or delivered pursuant thereto and/or hereto, contain the entire agreement among the parties with respect to the subject matter thereof and hereof and shall be read and construed together as a single agreement.

         3. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         4. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the state without regard to principles of conflicts of law.

               [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

                    STREAMLINE, INC.

                    By: /s/ David k. Blakelock
                       ---------------------------------------------------------
                            David K. Blakelock
                            Vice President Operations and
                            Assistant Secretary

                    DDJ CANADIAN HIGH YIELD FUND
                    By:     DDJ CAPITAL MANAGEMENT, LLC, its attorney-in-fact


                    By: /s/ David J. Breazzano
                       ---------------------------------------------------------
                            David J. Breazzano
                            Member

                    MELLON BANK, N.A., solely in its capacity as Trustee for General Motors Employees Domestic Group Pension Trust as directed by DDJ Capital Management, LLC, and not in its individual capacity


                    By: /s/ Bernadette Rist
                       ---------------------------------------------------------
                            Bernadette Rist
                            Authorized Signatory

                    Agreement to Sections II, III, IV and VIII as registered holder of Senior Discount Notes beneficially owned by DDJ Canadian High Yield Fund

                    HARE & CO.
                    C/O THE BANK OF NEW YORK


                    By: /s/ Helena Morales
                       ---------------------------------------------------------
                            Helena Morales
                            Assistant Treasurer

                                   SCHEDULE 1


                                                                                                            CASH
PURCHASER                                     NOMINEE                                    NO. SHARES         PAYMENT
---------                                     -------                                    ----------         -------
DDJ CANADIAN HIGH YIELD FUND                  HARE & CO.C/O THE BANK OF NEW YORK         2,857              $28.57

MELLON BANK, N.A., solely in its capacity     MELLON BANK, N.A., solely in its           7,143              $71.43
as Trustee for General Motors Employees       capacity as Trustee for General Motors
Domestic Group Pension Trust as directed by   Employees Domestic Group Pension Trust
DDJ Capital Management, LLC, and not in its   as directed by DDJ Capital Management,
individual capacity                           LLC, and not in its individual capacity
